Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

by and between

LIBERTY BROADBAND CORPORATION

and

QUANTUM PARTNERS LP

Dated May 18, 2016

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of May 18, 2016, by and between Liberty Broadband Corporation, a Delaware corporation (the “Company”), and Quantum Partners LP, a Cayman Islands exempted limited partnership (the “Purchaser”).

RECITALS

WHEREAS, the Company and Purchaser are parties to that certain Amended and Restated Investment Agreement, dated May 29, 2015 (the “Investment Agreement”), pursuant to which the Purchaser has purchased, and the Company has issued and sold to Purchaser, 8,895,050 shares (the “Purchased Shares”) of the Company’s Series C common stock, par value $0.01 per share (the “Series C Stock”);

WHEREAS, the Company has entered into one or more Other Investment Agreements (as defined in the Investment Agreement) with other equity financing sources (the “Other Investors”) pursuant to which the Other Investors have purchased, and the Company has issued and sold to such Other Investors, an aggregate of 69,357,992 shares of Series C Stock;

WHEREAS, as a material condition to Purchaser entering in the Investment Agreement, the Company agreed to enter into a registration rights agreement that provides Purchaser with the registration rights set forth on Schedule 1 to the Investment Agreement, and which includes such other customary terms and conditions that are reasonably acceptable to the Company and Purchaser; and

WHEREAS, this Agreement is the registration rights agreement contemplated by the Investment Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1.                                           Definitions.

As used in this Agreement, the following terms have the meanings ascribed thereto below.  Capitalized terms used but not otherwise defined in this Agreement shall have the meanings given such terms in the Investment Agreement.

“Affiliate” of a Person has the meaning set forth in Rule 12b-2 under the Exchange Act.  For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Agreement” has the meaning set forth in the preamble of this Agreement, as it may be amended, supplemented or restated from time to time.

“ASR Eligible” means the Company meets or is deemed to meet the eligibility requirements to file an ASRS as set forth in General Instruction I.D. to Form S-3.

“Available Remedies” has the meaning set forth in Section 24(b) of this Agreement.

“ASRS” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

“Common Stock” means the Company’s Series A Common Stock, par value $0.01 per share, Series B Common Stock, par value $0.01 per share, or Series C Stock.

“Company” has the meaning set forth in the preamble of this Agreement.

“Company Registration Rights Indemnitee” has the meaning set forth in Section 10(a)(ii) of this Agreement.

“Contested Claim” has the meaning set forth in Section 10(e) of this Agreement.

“controlling person” has the meaning set forth in Section 10(a)(i) of this Agreement.

“Damages” means any and all claims, demands, suits, actions, causes of actions, losses, costs, damages, liabilities, judgments, and out-of-pocket expenses incurred or paid, including reasonable attorneys’ fees, costs of investigation or settlement, other professionals’ and experts’ fees, court or arbitration costs, but specifically excluding consequential damages, lost profits, indirect damages, punitive damages, exemplary damages and any taxes incurred as a result of any recovery received.

“Demand Registration” has the meaning set forth in Section 2(a)(i) of this Agreement.

“Demand Registration Request” has the meaning set forth in Section 2(a)(i) of this Agreement.

“Disclosure Package” means, with respect to any offering of Registrable Securities, (i) the preliminary Prospectus, (ii) each Free Writing Prospectus and (iii) all other information, in each case, that is deemed, under Rule 159 under the Securities Act, to have been conveyed to purchasers of Registrable Securities at the time of sale of such securities.

“Effectiveness Period” has the meaning set forth in Section 5(k) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor regulatory organization.

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 under the Securities Act.

“Investment Agreement” has the meaning set forth in the recitals of this Agreement.

“Law” means any applicable law, statute, constitution, principal of common law, ordinance, code, rule, regulation, ruling or other legal requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental authority.

“Notice of Reg Rights Claim” has the meaning set forth in Section 10(b)(i) of this Agreement.

“Other Investors” has the meaning set forth in the recitals of this Agreement.

“Participating Holder” has the meaning set forth in Section 2(a)(iv) of this Agreement.

“Permitted Transferee” has the meaning set forth in Section 12 of this Agreement.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, business trust, joint stock company, trust, unincorporated organization or other entity or government or agency or political subdivision thereof.

“Primary Registration Statement” has the meaning set forth in Section 2(b)(i) of this Agreement.

“Prospectus” means the prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

“Purchased Shares” has the meaning set forth in the recitals of this Agreement.

“Purchaser” has the meaning set forth in the preamble of this Agreement.

“Reg Rights Claim” has the meaning set forth in Section 10(b)(i) of this Agreement.

“Reg Rights Indemnified Person” has the meaning set forth in Section 10(b)(i) of this Agreement.

“Reg Rights Indemnifying Person” has the meaning set forth in Section 10(b)(i) of this Agreement.

“Registration Rights Indemnitee” has the meaning set forth in Section 10(a)(i) of this Agreement.

“Registrable Securities” means the Purchased Shares sold and delivered to the Purchaser pursuant to the Investment Agreement (as adjusted for stock splits, combinations, recapitalizations, exchange or readjustment of such shares after the date hereof); provided that any such shares will cease to be Registrable Securities when (i) they are sold pursuant to a Registration Statement (including a Primary Registration Statement or a Secondary Registration Statement) or (ii) they have otherwise been sold, transferred or disposed of by Purchaser other than to a Permitted Transferee.

“Registration Expenses” means (i) (whether or not any Registration Statement is declared effective or any of the transactions described herein is consummated) all expenses incurred by the Company in filing a Registration Statement, including, all registration and filing fees, fees and disbursements of counsel for the Company, SEC or FINRA registration and filing fees, all applicable ratings agency fees, expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, fees and expenses of compliance with securities or “blue sky” Laws, listing application fees, printing, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, the Company’s internal expenses, the expense of any annual audit or quarterly review, the expenses and fees for listing the securities to be registered on each securities exchange on which the Company’s Series C Stock is then listed and all other expenses incident to the registration of the Registrable Securities and (ii) the reasonable fees and disbursements of one counsel for Purchaser reasonably acceptable to Company (and the Company acknowledges that Willkie Farr & Gallagher LLP is and will be acceptable to the Company); provided, that the Company shall not be responsible for the reasonable fees and disbursements of more than one counsel for both Purchaser and any Other Investors named in any Registration Statement (such counsel to be selected by the Purchaser and such Other Investors and reasonably acceptable to the Company); and provided further, that the term “Registration Expenses” does not include, and the Company shall not be responsible for, Selling Expenses.

“Registration Statement” means a registration statement of the Company on an appropriate form under the Securities Act filed with the SEC covering the resale of Registrable Securities, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

“Related Party” and “Related Parties” have the meanings set forth in Section 24(b) of this Agreement.

“Requesting Stockholders” has the meaning set forth in Section 2(b)(ii) of this Agreement.

“SEC” means the Securities and Exchange Commission or any successor agency administering the Securities Act and the Exchange Act at the time.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series C Stock” has the meaning set forth in the recitals.

“Selling Expenses” means all underwriter discounts, selling commissions and stock transfer taxes applicable to the  sale of Registrable Securities.

“settlement” and “settle” have the meanings set forth in Section 10(c)(iv) of this Agreement.

“Suspension Period” has the meaning set forth in Section 4 of this Agreement.

“Third-Party Reg Rights Claim” an Action brought or threatened (whether orally or in writing) by a third party against any Reg Rights Indemnified Person.

“Underwriter Cutback” has the meaning set forth in Section 2(a)(iv) of this Agreement.

Section 2.                                           Registration Rights.

(a)                                 Demand Registrations.

(i)                                     Demand Registration Requests. Subject to the terms and conditions of this Agreement, at any time following the Closing Date, Purchaser may, by providing written notice to the Company (a “Demand Registration Request”), request to sell all or a portion of the Registrable Securities held by Purchaser pursuant to a Registration Statement in the manner specified in such notice, provided that the aggregate offering price for such Registrable Securities, as such amount is determined on the cover page of the Registration Statement, shall not be less than $100,000,000 (a “Demand Registration”).  Each Demand Registration Request shall specify the number of Registrable Securities intended to be offered and sold pursuant to the Demand Registration and the intended method of disposition thereof, including whether the registration requested is for an underwritten offering.  A Demand Registration shall be effected by way of a Registration Statement on Form S-3 or any similar short-form registration to the extent the Company is permitted to use such form at such time.  If the Company is then ASR Eligible, the Company shall use commercially reasonable best efforts to cause the Registration Statement to be an ASRS containing a Prospectus naming Purchaser as a selling shareholder and registering the offering and sale of the Registrable Securities by Purchaser on a delayed or continuous basis pursuant to Rule 415 (a “Resale Shelf Registration Statement”).  The Company shall use its commercially reasonable best efforts to cause any Registration Statement filed pursuant to this Section 2(a) to be declared effective by the SEC or otherwise become effective under the Securities Act as promptly as practicable after the filing thereof.

(ii)                                  Number of Demand Registrations.  Purchaser shall have the right to request a total of two (2) Demand Registrations pursuant to this Section 2(a); provided, that the Company shall not be obligated to effect more than one Registration Statement pursuant to this Section 2(a) (which, for the avoidance of doubt, shall not include any registration statement effected in response to any demand by one or more Other

Investors) in any one hundred eighty (180)-day period; provided, further, that such obligation shall be deemed satisfied only when a Registration Statement covering all shares of Registrable Securities specified in a Demand Registration Request shall have become effective and (A) if the method of disposition thereof is a firm commitment underwritten public offering, all such shares (less any reduced due to an Underwriter Cutback) shall have been sold pursuant thereto and (B) in any other case, such Registration Statement shall have remained effective for the Effectiveness Period.  Purchaser may revoke a request for a Demand Registration prior to the effective date of the corresponding Registration Statement; provided, that such request shall count as one of Purchaser’s requests for a Demand Registration unless Purchaser reimburses the Company for all out-of-pocket expenses (including Registration Expenses) incurred by the Company relating to such Registration Statement; provided, further, if Purchaser notifies the Company in writing that it revokes its request for a Demand Registration within two (2) Business Days after notice in writing has been received by Purchaser that the number of Registrable Securities it has requested to be included in such Registration Statement is to be reduced pursuant to an Underwriter Cutback, (1) such request shall not count as one of its requests for a Demand Registration and (2) Purchaser will not be obligated to reimburse the Company for any of its out-of-pocket expenses relating to such Registration Statement, including Registration Expenses.

(iii)                               Selection of Underwriters.  If a Demand Registration is an underwritten offering, Purchaser shall have the right to select the investment banking firm(s) to act as the managing underwriter(s) in connection with such offering, subject to the approval of the Company (which approval shall not be unreasonably withheld, conditioned or delayed).

(iv)                              Inclusion of other Securities; Priority. The Company shall be entitled to include in any Registration Statement requested pursuant to this Section 2(a) shares of Common Stock to be sold by the Company for its own account. Each Other Investor, subject to the prior consent of Purchaser, shall be  permitted to include shares of Series C Stock in any Demand Registration (any such Other Investor, a “Participating Holder”). If a Demand Registration is an underwritten offering, then the Company and each Participating Holder whose shares are included in the Registration Statement must sell such shares in such underwritten offering, and each Participating Holder must agree to sell its shares pursuant to an underwriting agreement on the same terms and conditions as Purchaser. In the event the managing underwriter shall be of the opinion that the number of shares requested to be included in an underwritten offering would adversely affect the marketing of such offering (including the price at which shares may be sold), then the number of shares to be included in such underwritten offering will be reduced (an “Underwriter Cutback”), with the shares to be included in such offering based on the following priority: (i) first, the number of Registrable Securities requested to be included by Purchaser, up to the number that, in the opinion of the managing underwriter, would not adversely affect the marketing of the offering (including the price at which shares may be sold); (ii) second, in addition to shares included pursuant to the preceding clause (i), the number of shares of Common Stock requested to be included by the Company up to the number that, in the opinion of the managing underwriter, would not adversely affect the marketing of the offering (including the price at which shares may be sold); and

(iii) third, in addition to shares included pursuant to the preceding clauses (i) and (ii), the number of shares requested to be included by each Participating Holder, on a pro rata basis (based on the number of shares of Series C Stock owned by each Participating Holder) up to the number that, in the opinion of the managing underwriter, would not adversely affect the marketing of the offering (including the price at which shares may be sold).

(v)                                 Resale Shelf Registration Statement.

(i)                                     The Company hereby represents that, as of the date hereof,  it is a Well-Known Seasoned Issuer (have the meaning given thereto pursuant to Rule 405 promulgated under the Securities Act) and eligible to use Form S-3.  The Company shall use its commercially reasonable best efforts to continue to be ASR Eligible during the term of this Agreement.

(ii)                                  After the effectiveness of any Resale Shelf Registration Statement, upon the request of a Permitted Transferee, the Company shall promptly update the applicable information in the existing Resale Shelf Registration Statement by post-effective amendment or prospectus supplement thereto in order to permit such Permitted Transferee to sell the Registrable Securities held by such Permitted Transferee thereunder.

(b)                                 Piggyback Registrations.

(i)                                     Primary Piggyback Registration; Priority. Subject to the terms and conditions of this Agreement, if the Company at any time following the Closing Date proposes to file a registration statement (a “Primary Registration Statement”) for the primary sale of Common Stock under the Securities Act (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), it will give prompt written notice to Purchaser (and the Other Investors) of its intention to do so (such notice to be given not less than ten (10) Business Days prior to the anticipated filing date of the Primary Registration Statement).  Upon the written request of Purchaser, received by the Company within five (5) Business Days after the giving of such notice by the Company, to include Registrable Securities in a Primary Registration Statement, the Company will use commercially reasonable best efforts to cause the Registrable Securities as to which inclusion shall have been so requested to be included in the Primary Registration Statement. Purchaser shall be entitled to sell the Registrable Securities included in a Primary Registration Statement in accordance with the method of distribution requested by Purchaser; provided, if the Primary Registration Statement relates to an underwritten offering, then (i) the Company shall be entitled to select the underwriters in its sole discretion and (ii) Purchaser must sell all Registrable Securities included on the Primary Registration Statement in such underwritten offering pursuant to an underwriting agreement containing terms and conditions that are customary for secondary offerings.  In the case of an underwritten offering, if the managing underwriter shall be of the opinion that an Underwriter Cutback is required, then the shares to be included in such underwritten offering will be based on the following priority: (i) first, the number of shares of Common Stock the Company seeks to include, up to the number that, in the opinion of the managing underwriter, would not adversely affect the marketing of the offering (including the price at which shares may be sold); (ii) second, in addition to shares included pursuant to the preceding clause (i), the number of Registrable Securities and other shares of Series C Stock requested to be included by Purchaser and any Other Investor, on a pro rata basis (based on the number of shares of Series C Stock owned by the Purchaser and the Other Investor(s) and purchased pursuant to the Investment Agreement and the Other Investment Agreements, respectively), up to the number that, in the opinion of the managing underwriter, would not adversely affect the marketing of the offering (including the price at which shares may be sold); and (iii) third, in addition to shares included pursuant to the preceding clauses (i) and (ii), the number of shares sought to be included by any other Person(s) in the underwritten offering with the permission of the Company, up to the number that, in the opinion of the managing underwriter, would not adversely affect the marketing of the offering (including the price at which shares may be sold). The Company may withdraw a Primary Registration Statement prior to its being declared effective without  incurring any Liability to Purchaser, and shall not be required to keep a Primary Registration Statement effective for longer than the period contemplated by the intended manner of distribution for the shares to be sold by the Company described in the Prospectus included in the Primary Registration Statement.

(ii)                                  Secondary Piggyback Registration; Priority. Subject to the terms and conditions of this Agreement, if the Company at any time following the Closing Date proposes to file a registration statement (a “Secondary Registration Statement”) for the secondary sale of Common Stock under the Securities Act on behalf of one or more selling stockholders of the Company (the “Requesting Stockholders”), the Company will give prompt written notice to Purchaser of its intention to do so (such notice to be given not less than ten (10) Business Days prior to the anticipated filing date of the Secondary Registration Statement) provided, that Purchaser shall not be entitled to include any Registrable Securities on a Secondary Registration Statement to be filed at the request of an Other Investor without the prior written consent of such Other Investor.  Upon the written request of Purchaser, received by the Company within five (5) Business Days after the giving of such notice by the Company, to include Registrable Securities in a Secondary Registration Statement, the Company will use commercially reasonable best efforts to cause the Registrable Securities as to which inclusion shall have been so requested to be included in the Secondary Registration Statement. Purchaser shall be entitled to sell the Registrable Securities included in a Secondary Registration Statement in accordance with the method of distribution requested by Purchaser; provided, if the Secondary Registration Statement relates to an underwritten offering, then (i) the Requesting Stockholders (or the Company) shall be entitled to select the underwriters and (ii) Purchaser must sell all Registrable Securities included on the Secondary Registration Statement in such underwritten offering pursuant to an underwriting agreement on the same terms and conditions as those applicable to the Requesting Stockholders. In the case of an underwritten offering, if the managing underwriter shall be of the opinion that an Underwriter Cutback is required, then the shares to be included in such underwritten offering will be based on the following priority: (i) first, the number of shares of Common Stock the Requesting Stockholders seek to include, up to the number that, in the opinion of the managing underwriter, would not adversely affect the marketing of the offering (including the price at which shares may be sold); (ii) second, in addition to shares included pursuant to the preceding clause (i), the number of shares sought to be included by the Company up to the number that, in the opinion of the managing underwriter, would not adversely affect the marketing of the offering  (including the price at which shares may be sold); (iii) third, in addition to shares included pursuant to the preceding clauses (i) and (ii), the number of shares requested to be included by Purchaser and any Other Investors (that are not also Requesting Stockholders), on a pro rata basis (based on the number of shares of Series C Stock owned by Purchaser and such Other Investor(s) and purchased pursuant to the Investment Agreement and the Other Investment Agreements, respectively) up to the number that, in the opinion of the managing underwriter, would not adversely affect the marketing of the offering (including the price at which shares may be sold); and (iv) fourth, in addition to shares included pursuant to the preceding clauses (i), (ii) and (iii), the number of shares sought to be included by any other Persons permitted to participate in the underwritten offering, up to the number that, in the opinion of the managing underwriter, would not adversely affect the marketing of the offering (including the price at which shares may be sold).  The Requesting Stockholders or the Company may withdraw a Secondary Registration Statement prior to its being declared effective without incurring any Liability to Purchaser, and the Company shall not be required to keep a Secondary Registration Statement effective for longer than the period contemplated by the intended manner of distribution for the sale of shares by the Requesting Stockholders described in the Prospectus included in the Secondary Registration Statement.

Section 3.                                           Expenses.

Except as specifically provided herein, all Registration Expenses incurred in connection with the registration of the Registrable Securities shall be borne by the Company, and all Selling Expenses shall be borne by Purchaser.

Section 4.                                           Suspensions.

Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, by providing written notice to Purchaser, to delay the filing or effectiveness of a Registration Statement or require Purchaser to suspend the use of the Prospectus for sales of Registrable Securities under an effective Registration Statement for a reasonable period of time not to exceed one hundred twenty (120) consecutive days or one hundred eighty (180) days in the aggregate in any twelve (12)-month period (a “Suspension Period”), if the Board of Directors of the Company (or the executive committee thereof) determines in good faith that such filing, effectiveness or use would (A) require the public disclosure of material non-public information concerning any transaction or negotiations involving the Company that would interfere with such transaction or negotiations or (B) otherwise interfere with financing plans, acquisition activities or business activities of the Company, provided, that, if at the time of receipt of such notice Purchaser shall have sold Registrable Securities (or have signed a firm commitment underwriting agreement with respect to the purchase of such shares) pursuant to an effective Registration Statement and the reason for the Suspension Period is not of a nature that would require a post-effective amendment to the Registration Statement, then the Company shall use its commercially reasonable best efforts to take such action as to eliminate any restriction imposed by federal securities Laws on the timely delivery of such shares.  Immediately upon receipt of such notice, Purchaser shall discontinue the disposition of Registrable Securities under an effective Registration Statement and Prospectus relating thereto until such Suspension Period is terminated.  The Company agrees that it will terminate any such Suspension Period as promptly as reasonably practicable and will promptly notify Purchaser of such termination.  After the expiration of any Suspension Period in the case of an effective Registration Statement, and without any further request from Purchaser, the Company shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If a Suspension Period occurs during the Effectiveness Period for a Registration Statement, such Effectiveness Period shall be extended for a number of days equal to the total number of days during which the distribution of Registrable Securities is suspended under this Section 4. If the Company notifies Purchaser of a Suspension Period with respect to a Registration Statement requested pursuant to Section 2(a) that has not yet been filed or declared effective, (A) Purchaser may by notice to the Company withdraw such request without such request counting as a Demand Request and (B) Purchaser will be not obligated to reimburse the Company for any of its out-of-pocket expenses, including Registration Expenses.

Section 5.                                           Procedures for Registration.

If and whenever the Company is required by the provisions of Sections 2(a) or 2(b) to use commercially reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a)                                 Prepare and promptly file with the SEC a Registration Statement with respect to such securities and use commercially reasonable best efforts to cause such Registration Statement to become effective as soon as practicable thereafter and remain effective for the period of the distribution contemplated thereby (but in no event longer than the Effectiveness Period) and before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Purchaser and the underwriter or underwriters, if any, copies of all such documents proposed to be filed, and Purchaser shall have the opportunity to object to any information pertaining to Purchaser that is contained therein;

(b)                                 Prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement in accordance with Purchaser’s intended method of disposition set forth in such Registration Statement for such period;

(c)                                  Furnish to Purchaser and any underwriters (without charge) such number of copies of the Registration Statement, each amendment and supplement thereto, the Prospectus included therein (including each preliminary prospectus) as such Persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement;

(d)                                 Use commercially reasonable best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or “blue sky” Laws of such jurisdictions as Purchaser or, in the case of an underwritten public offering, the managing underwriter reasonably shall request and do any and all other acts and things which may be reasonably necessary or advisable to enable Purchaser to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)                                  Use commercially reasonable best efforts to list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Series C Stock is then listed or, if such Registrable Securities are not then listed with a securities exchange, on a national securities exchange selected by the Company;

(f)                                   Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(g)                                  Immediately notify Purchaser, at any time when a Prospectus is required to be delivered under the Securities Act, of the occurrence or happening of any event as a result of which the Prospectus contained in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of Purchaser prepare and furnish to Purchaser a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(h)                                 If the offering is underwritten and at the request of Purchaser, (x) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as Purchaser reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities (including making executive officers of the Company available, on reasonable advance notice, to participate in, and cause them to cooperate with the underwriters in connection with, one “road-show” per underwritten offering and underwriter due diligence calls and (y) use commercially reasonable best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale: (A) an opinion of counsel to the Company, dated such date, addressed to the underwriters and to Purchaser, covering such matters as are typically included in an opinion to underwriters for a comparable secondary transaction, including, without limitation, stating that such Registration Statement has become effective under the Securities Act and that (1) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and (2) the Registration Statement, the related Prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or financial or statistical data contained therein) and (B) a letter dated such date from the independent public accountants retained by the Company (and brought down to the closing under the underwriting agreement), addressed to the underwriters and to Purchaser, stating that they are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with a comparable secondary transaction, including, without limitation, that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement or the Prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) Business Days prior to the date of such letter) with respect to such registration as such underwriters or Purchaser may reasonably may request;

(i)                                     Use commercially reasonable best efforts to cooperate with Purchaser in the disposition of the Registrable Securities covered by such Registration Statement;

(j)                                    In connection with the preparation and filing of each Registration Statement registering Registrable Securities under the Securities Act, and before filing any such Registration Statement or any other document in connection therewith, give reasonable consideration to the inclusion in such documents of any comments reasonably and timely made by Purchaser or its legal counsel; participate in and make documents available for the reasonable and customary due diligence review of underwriters during normal business hours, on reasonable advance notice and without undue burden or hardship on the Company; provided that (A) any party receiving confidential materials shall execute a confidentiality agreement on customary terms if reasonably requested by the Company and (B) the Company may in its sole discretion restrict access to competitively sensitive or legally privileged documents or information;

(k)                                 Cooperate with Purchaser and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(l)                                     Use its commercially reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to use reasonable efforts to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Purchaser of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose; and

(m)                             Otherwise use commercially reasonable best efforts to comply with the Securities Act, the Exchange Act and any other applicable rules and regulations of the SEC and reasonably cooperate with Purchaser in the disposition of its Registrable Securities in accordance with the method of distribution described in the Prospectus included in any Registration Statement.  Such cooperation shall include the endorsement and transfer of any certificates representing

Registrable Shares (or a book-entry transfer to similar effect) transferred in accordance with this Agreement.

For purposes of Section 5(a), the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter participating in the offering has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities pursuant to a Registration Statement for any other manner of distribution shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and ninety (90) days after the effective date thereof (such period, including any extension pursuant to Section 4 or Section 7 of this Agreement, the “Effectiveness Period”).

Section 6.                                           Earnings Statement.

The Company will use commercially reasonable best efforts to make available to its security holders, as promptly as reasonably practicable, an earnings statement (which need not be audited) covering the period of twelve (12) months commencing upon the first disposition of Registrable Securities pursuant to a Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the SEC promulgated thereunder.

Section 7.                                           Suspension of Sales.

Upon receipt of notice from the Company pursuant to Section 5(g), Purchaser shall immediately discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement and Prospectus relating thereto until Purchaser (i) has received copies of a supplemented or amended Prospectus or prospectus supplement pursuant to Section 5(g) or (ii) is advised in writing by the Company that the use of the Prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, Purchaser shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in Purchaser’s possession, of the Prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.  If the Company shall give such notice with regards to any Registration Statement requested pursuant to Section 2(a), the Effectiveness Period in respect of such Registration Statement shall be extended by the number of days during the period from and including the date such notice is given by the Company to the date when the Company shall have (1) made available to Purchaser a supplemented or amended Prospectus or prospectus supplement pursuant to Section 5(g) or (2) advised Purchaser in writing that the use of the Prospectus and, if applicable, prospectus supplement may be resumed.

Section 8.                                           Free Writing Prospectuses.

Purchaser shall not use any Free Writing Prospectus in connection with the sale of Registrable Securities without the prior written consent of the Company.

Section 9.                                           Information.

It shall be a condition precedent to the Company’s obligation to file a Registration Statement or any prospectus supplement with the SEC that Purchaser shall first furnish to the Company such information regarding Purchaser, the Registrable Securities held by it, the intended method of disposition of such securities and such further information as shall be required to effect the registered offering of the Registrable Securities under the Securities Act and to assure compliance with federal and applicable state securities Laws.

Section 10.                                    Indemnification.

(a)                                 Indemnification Rights.

(i)                                     The Company shall indemnify and hold harmless Purchaser and each Person, if any, that controls Purchaser within the meaning of the Section 15 of the Securities Act (each a “controlling person”) and the respective officers, directors, stockholders, partners, members and Affiliates of Purchaser and each controlling person (each, a “Registration Rights Indemnitee”), to the fullest extent lawful, from and against any and all Damages, directly or indirectly caused by, relating to, arising out of, based upon or in connection with (A) any untrue statement of material fact contained in any Disclosure Package, any Registration Statement, any Prospectus (including any preliminary Prospectus), any Free Writing Prospectus, or in any amendment or supplement thereto, or (B) any omission or alleged omission to state in any Disclosure Package, any Registration Statement, any Prospectus (including any preliminary Prospectus), any Free Writing Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Registration Rights Indemnitee to the extent that any such Damages are directly caused by an untrue statement or omission made in such Disclosure Package, Registration Statement, Prospectus (including any preliminary Prospectus), Free Writing Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of Purchaser and approved expressly for use therein. This indemnity agreement shall be in addition to any Liability which the Company may otherwise have.

(ii)                                  Purchaser agrees to indemnify the Company and its officers and directors and each Person, if any, that controls the Company (each, a “Company Registration Rights Indemnitee”), against any and all Damages directly caused by any untrue statement of material fact contained in any Disclosure Package, any Registration Statement, any Prospectus (including any preliminary Prospectus), any Free Writing Prospectus or any amendments or supplements thereto or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made not misleading, in each case, to the extent that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of Purchaser expressly for use therein.

(iii)                               If the indemnification provided for in Section 10(a)(i) or (ii) is unavailable to a Registration Rights Indemnitee or a Company Registration Rights Indemnitee, as applicable, with respect to any Damages referred to therein or is unenforceable or insufficient to hold the Registration Rights Indemnitee or Company Registration Rights Indemnitee, as applicable, harmless as contemplated therein, then the Company or Purchaser, as applicable, in lieu of indemnifying such Registration Rights Indemnitee or Company Registration Rights Indemnitee, as applicable, shall contribute to the amount paid or payable by such Registration Rights Indemnitee or Company Registration Rights Indemnitee, as applicable, as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the Registration Rights Indemnitee or the Company Registration Rights Indemnitee, as applicable, on the one hand, and the Company or Purchaser, as applicable, on the other hand, in connection with the statements or omissions which resulted in such Damages as well as any other relevant equitable considerations. The relative fault of the Company or Purchaser, as applicable, on the one hand, and of the Registration Rights Indemnitee or Company Registration Rights Indemnitee, as applicable, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by or on behalf of the Company or by or on behalf of the Purchaser, as applicable, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 10(a)(iii) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 10(a)(iii).  No Registration Rights Indemnitee or Company Registration Rights Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company or Purchaser, as applicable, if the Company or Purchaser, as applicable, was not guilty of such fraudulent misrepresentation. Notwithstanding anything herein to the contrary, in no event shall the liability of Purchaser be greater in amount than the amount of net proceeds received by Purchaser upon such sale or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 10(a)(i) or 10(a)(ii) hereof had been available under the circumstances.

(b)                                 Notice of Reg Rights Claim.

(i)                                     As used in this Agreement, the term “Reg Rights Claim” means a claim for indemnification by any Company Registration Rights Indemnitee or any Registration Rights Indemnitee, as the case may be, for Damages under Section 10(a) (such Person making a Reg Rights Claim, “Reg Rights Indemnified Person”).  A Company Registration Rights Indemnitee or a Registration Rights Indemnitee shall give notice of a Reg Rights Claim under this Agreement (and in the case of a Registration Rights Indemnitee whether for its own Damages or for Damages incurred by any other Registration Rights Indemnitee) pursuant to a written notice of such Reg Rights Claim executed by the Company or Purchaser, as applicable (a “Notice of Reg Rights Claim”), and delivered to the other of them (such receiving party, the “Reg Rights Indemnifying Person”), within twenty (20) days after such Reg Rights Indemnified Person becomes aware of the existence of any potential claim by such Reg Rights Indemnified Person for indemnification under Section 10(b), arising out of or resulting from any item indemnified pursuant to the terms of Section 10(a)(i) or Section 10(a)(ii); provided, that, the failure to timely give such notice shall not limit or reduce the Reg Rights Indemnified Person’s right to indemnification hereunder unless (and then only to the extent that) the Reg Rights Indemnifying Person’s defense of such Reg Rights Claim is materially and adversely prejudiced thereby.

(ii)                                  Each Notice of Reg Rights Claim shall: (A) state that the Reg Rights Indemnified Person has incurred or paid Damages in an aggregate stated amount (where practicable) arising from such Reg Rights Claim (which amount may be the amount of damages claimed by a third party in an Action brought against any Reg Rights Indemnified Person based on alleged facts, which if true, would give rise to Liability for Damages to such Reg Rights Indemnified Person under Section 10(a)); and (B) contain a brief description, in reasonable detail (to the extent reasonably available to the Reg Rights Indemnified Person), of the facts, circumstances or events giving rise to the alleged Damages based on the Reg Rights Indemnified Person’s good faith belief and knowledge thereof, including the identity and address of any third party claimant (to the extent reasonably available to the Reg Rights Indemnified Person).

(iii)                               Following delivery of the Notice of Reg Rights Claim (or at the same time if the Reg Rights Indemnified Person so elects) the Reg Rights Indemnified Person shall deliver copies of any demand or complaint, the amount of Damages, the date each such item was incurred or paid, or the basis for such anticipated Liability, and the specific nature of the breach to which such item is related.

(c)                                  Defense of Third Party Reg Rights Claims.

(i)                                     Subject to the provisions hereof, the Reg Rights Indemnifying Person on behalf of the Reg Rights Indemnified Person shall have the right to elect to defend and control the defense of any Third-Party Reg Rights Claim, and, as provided by Section 10(d), the costs and expenses incurred by the Reg Rights Indemnifying Person in connection with such defense (including reasonable attorneys’ fees, other professionals’ and experts’ fees and court or arbitration costs) shall be paid by the Reg Rights Indemnifying Person.  The Reg Rights Indemnified Person (unless itself controlling the Third-Party Reg Rights Claim in accordance with this Section 10(c)) may participate, through counsel of its own choice and, except as provided herein, at its own expense, in the defense of any Third Party Reg Rights Claim.

(ii)                                  The Reg Rights Indemnifying Person shall be entitled to assume the control and defense thereof utilizing legal counsel reasonably acceptable to the Reg Rights Indemnified Person; provided, that the Reg Rights Indemnifying Person shall not be entitled to assume control of such defense if (A) the claim for indemnification relates to or arises in connection with any criminal or governmental proceeding, action, indictment, allegation or investigation, (B) the claim seeks an injunction against the Reg Rights Indemnified Person, to the extent that such defense relates to the claim for such injunction,(C) a conflict of interest between the Reg Rights Indemnifying Person and the

Reg Rights Indemnified Person exists with respect to such claim, in the opinion of counsel to such Reg Rights Indemnifying Person or (D) the Reg Rights Indemnifying Person has elected to have the Reg Rights Indemnified Person defend, or assume the control and defense of, a Third-Party Reg Rights Claim in accordance with this Section 10(c).

(iii)                               Any party controlling the defense of any Third-Party Reg Rights Claim pursuant hereto shall: (A) conduct the defense of such Third-Party Reg Rights Claim with reasonable diligence and keep the other parties reasonably informed of material developments in the Third-Party Reg Rights Claim at all stages thereof; (B) as promptly as reasonably practicable, submit to the other parties copies of all pleadings, responsive pleadings, motions and other similar legal documents and papers received or filed in connection therewith; (C) permit the other parties and their counsel to confer on the conduct of the defense thereof; and (D) permit the other parties and their counsel an opportunity to review all legal papers to be submitted prior to their submission.  The Company and Purchaser will render to the other party such assistance as may be reasonably required in order to insure the proper and adequate defense thereof and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested by the other party in connection therewith; provided, however, that notwithstanding anything to the contrary in this Agreement, no party shall be required to disclose any information to the other party or its counsel, accountants or representatives, if doing so would be reasonably expected to violate any Law to which such Person is subject or could jeopardize (in the reasonable discretion of the disclosing party) any attorney-client privilege available with respect to such information.

(iv)                              If the Reg Rights Indemnifying Person controls the defense of and defends any Third-Party Reg Rights Claim under this Section 10(c), the Reg Rights Indemnifying Person shall have the right to effect a settlement of such Third-Party Reg Rights Claim on the Reg Rights Indemnified Person’s behalf without the consent of the Reg Rights Indemnified Person; provided, that (A) such settlement does not involve any injunctive relief binding upon the Reg Rights Indemnified Person or any of its Affiliates, and (B) such settlement expressly and unconditionally releases the Reg Rights Indemnified Person and the other applicable Reg Rights Indemnified Persons (that is, each of the Company Registration Rights Indemnitees, if the Reg Rights Indemnified Person is a Company Registration Rights Indemnitee, and each of the Registration Rights Indemnitees, if the Reg Rights Indemnified Person is a Registration Rights Indemnitee) from all Liabilities with respect to such Third-Party Reg Rights Claim, without prejudice.  If the Reg Rights Indemnified Person controls the defense of and defends any Third-Party Reg Rights Claim under this Section 10(c), the Reg Rights Indemnified Person shall have the right to effect a settlement of such Third-Party Reg Rights Claim with the consent of the Reg Rights Indemnifying Person (which consent shall not be unreasonably withheld, conditioned or delayed).  No settlement by the Reg Rights Indemnified Person of such Third-Party Reg Rights Claim shall limit or reduce the right of any Reg Rights Indemnified Person to indemnity hereunder for all Damages they may incur arising out of or resulting from the Third-Party Reg Rights Claim to the extent indemnified in Section 10(c); provided, that such settlement is effected in accordance with this Section 10(c).  As used in this Section 10(c)(iv), the term “settlement” refers to any consensual resolution of the claim in question, including by consent, decree or by permitting any judgment or other resolution of a claim to occur without disputing the same, and the term “settle” has a corresponding meaning.

(d)                                 Resolution of Claims.  Each Notice of Reg Rights Claim given by Reg Rights Indemnified Person shall be resolved as follows:

(i)                                     Admitted Claims.  If, within twenty (20) Business Days after a Notice of Reg Rights Claim is delivered to the Reg Rights Indemnifying Person, the Reg Rights Indemnifying Person agrees in writing that Liability for such Claim is indemnified under Section 10(a)(i) or Section 10(a)(ii), as applicable, the full amount of the Damages specified in the Notice of Reg Rights Claim is agreed to, and that such Notice of Reg Rights Claim is timely, the Reg Rights Indemnifying Person shall be conclusively deemed to have consented to the recovery by the Reg Rights Indemnified Person of the full amount of Damages specified in the Notice of Reg Rights Claim; provided, that, to the extent the full amount of Damages is not known at the time such Notice of Reg Rights Claim is delivered, payment by the Reg Rights Indemnifying Person under this Section 10(d) with respect to any speculative Damages shall not be due until the actual amount of such Damages is known.

(ii)                                  Contested Claims.  If the Reg Rights Indemnifying Person does not so agree in writing to such Notice of Reg Rights Claim or gives the Reg Rights Indemnified Person written notice contesting all or any portion of a Notice of Reg Rights Claim (a “Contested Claim”) within the twenty (20) Business Day period specified in Section 10(b)(i), then such Contested Claim shall be resolved by a written settlement agreement executed by the Company and Purchaser.

Section 11.                                    Rule 144.

(i)                                     To the extent that Registrable Securities are tradable without restriction pursuant to Rule 144 of the Securities Act, the Company will cause the removal of any restrictive legends from such Registrable Securities.

(ii)                                  With a view to making available to Purchaser the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable best efforts to: (A) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act or any similar or analogous rule promulgated under the Securities Act, at all times after the Closing Date; (B) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and (C) so long as Purchaser owns any Registrable Securities, furnish to Purchaser forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any Registrable Securities without registration.

(iii)                               For the avoidance of doubt, Purchaser may sell Registrable Shares in compliance with Rule 144, regardless of whether a Registration Statement has been filed with the SEC or is effective.

Section 12.                                    Assignment.                              This Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the parties hereto and their respective successors and permitted assigns. The Company shall not assign this Agreement, nor any right or obligation hereunder, without the prior written consent of Purchaser.  Purchaser shall not assign this Agreement, nor any right, benefit, remedy or obligation hereunder, without the prior written consent of the Company, except that Purchaser shall be permitted, without the consent of Company, to assign its rights and obligations hereunder to any Person to which Purchaser sells or otherwise transfers 2,223,013 or more Registrable Securities (each, a “Permitted Transferee”); provided, that a Permitted Transferee shall execute and deliver to the Company a counterpart to this Agreement in the form attached hereto as Exhibit A.  Upon execution and delivery of such counterpart, the Permitted Transferee shall have the same rights and benefits of, and shall be subject to the same restrictions contained in, this Agreement as those applicable to Purchaser at the time of such execution and delivery.  If Purchaser continues to own Registrable Securities following a Permitted Transferee becoming a party to this Agreement, then Purchaser and such Permitted Transferee shall have no greater rights collectively than Purchaser has individually pursuant to this Agreement.

Section 13.                                    Entire Agreement.

This Agreement, together with the Investment Agreement, constitutes the entire agreement between the parties hereto with respect to the registration rights to be provided to Purchaser in accordance with the Investment Agreement and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, in each case, with respect to the subject matter hereof.

Section 14.                                    Termination.

This Agreement (other than Section 3, Section 10 and Section 11) will terminate on the date on which all Purchased Shares subject to the Investment Agreement cease to be Registrable Securities.

Section 15.                                    Notices.

Any notices or other communications required or permitted under, or otherwise in connection with this Agreement, shall be in writing and shall be deemed to have been duly given (A) when delivered in person, (B) upon transmission when sent by facsimile transmission with written confirmation of receipt, (C) upon transmission by electronic mail (but only if followed by transmittal of a copy thereof by (x) national overnight courier or (y) hand delivery with receipt, in each case, for delivery by the second (2nd) Business Day following such electronic mail), (D) on receipt after dispatch by registered or certified mail, postage prepaid and addressed, or (E) on the next Business Day if transmitted by national overnight courier, in each case as follows:

If to the Company:

Liberty Broadband Corporation

12300 Liberty Boulevard

Englewood, CO 80112

Attention:                 Richard N. Baer

Facsimile:                 (720) 875-5401

E-mail:                                legalnotices@libertymedia.com

with a copy (which shall not constitute notice) to:

Baker Botts L.L.P.

30 Rockefeller Plaza

New York, NY  10112

Attention:                 Frederick McGrath

Renee L. Wilm

Facsimile:                 (212) 259-2500

E-mail:                                frederick.mcgrath@bakerbotts.com

renee.wilm@bakerbotts.com

If to Purchaser:

Quantum Partners LP

c/o Soros Fund Management LLC

250 West 55th Street

New York, New York 10019

Attention:                 Jay A. Schoenfarber

Facsimile:                 646-731-5584

Email:                                    Jay.Schoenfarber@soros.com

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attention:                 Serge Benchetrit, Esq.

Adam M. Turteltaub, Esq.

Facsimile:                 212-728-8111

Email:                                    sbenchetrit@willkie.com

aturteltaub@willkie.com

Section 16.                                    Governing Law.

This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice of Law or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware.

Section 17.                                    Jurisdiction and Venue.

The parties hereto hereby irrevocably submit to the jurisdiction of the Delaware Court of Chancery or, in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware, or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware. The parties hereto hereby consent to and grant the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, the United States District Court for the District of Delaware, jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in this Agreement or in such other manner as may be permitted by Law shall be valid and sufficient service thereof. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND ACKNOWLEDGMENTS IN THIS SECTION 17.

Section 18.                                    Counterparts and Signature.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart.  This Agreement may be executed and delivered by facsimile or electronic mail transmission.

Section 19.                                    Amendments and Waivers.

(a)                                 No failure or delay on the part of the Company or Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

(b)                                 The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless consented to in writing by the party against whom it shall be enforced.

Section 20.                                    Interpretation.

When reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated.  The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.  The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.  Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.  Any reference to any federal, state, local or foreign statute or Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

Section 21.                                    No Third-Party Beneficiaries.

This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiary hereto; provided, each Registration Rights Indemnitee and Company Registration Rights Indemnitee is an express third-party beneficiary of this Agreement with respect to the provisions of Section 10 and is entitled to enforce the provisions thereof.

Section 22.                                    Fees and Expenses.

Subject to Section 3, all fees and expenses incurred in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

Section 23.                                    Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be completed as originally contemplated to the fullest extent possible.

Section 24.                                    Equitable Remedies; Limited Recourse.

(a)                                 Neither rescission, set-off nor reformation of this Agreement shall be available as a remedy to any of the parties hereto.  The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not to be performed in accordance with the terms hereof and that the parties shall be entitled, and each party hereby consents, to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms hereof, without bonds or other security being required, in addition to any other remedies at Law or in equity.  In the event that a party institutes any suit or action under this Agreement, including for specific performance or injunctive relief pursuant to this Section 24, the prevailing party in such proceeding shall be entitled to receive the costs incurred thereby in conducting the suit or action, including reasonable attorneys’ fees and expenses.

(b)                                 Notwithstanding anything that may be expressed or implied in this Agreement or any document or instrument delivered contemporaneously herewith, no person (other than the Company and Purchaser and their permitted assigns (if any), to the extent provided in, and subject to the limitations of, this Agreement) shall have any obligation hereunder and, notwithstanding that the Purchaser or any of its permitted assigns may be a corporation, partnership or limited liability company, no person shall have any rights of recovery against, or recourse hereunder or in respect of any oral representations made or alleged to be made in connection herewith, against, any former, current and future direct or indirect equityholders, controlling persons, stockholders, directors, officers, employees, agents, Affiliates, members, managers, general or limited partners, financing sources, assignees, successors or predecessors or attorneys or other representatives of Purchaser, or any of its successors or assigns, or any former, current and future direct or indirect equityholders, controlling persons, stockholders, directors, officers, employees, agents, Affiliates, members, managers, general or limited partners, financing sources, assignees, successors or predecessors or attorneys or other representatives or successors or assigns of any of the foregoing (each, a “Related Party” and together, the “Related Parties”), in each case, other than, for the avoidance of doubt, solely against Purchaser, to the extent provided in, and subject to the limitations contained in, this Agreement (collectively, the “Available Remedies”), whether by or through attempted piercing of the corporate veil, by or through any claim against any Related Party, by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Related Party for any obligations of the Purchaser under this Agreement or in respect of any oral representations made or alleged to be made in connection herewith or therewith or for any claim (whether at law or equity or in tort, contract or otherwise) based on, in respect of, or by reason of such obligations or their creation (in each case, for the avoidance of doubt, other than in respect of the Available Remedies solely against Purchaser). Under no circumstances shall Purchaser (or any of its Related Parties or assignees) be liable hereunder for any special, incidental, consequential, indirect or punitive damages to any person, including the

Company, the Company’s equityholders or any of their respective Affiliates in respect of this Agreement.

Section 25.                                    Subsequent Registration Rights.  The Company (a) has not granted to Other Investors and shall not grant any registration rights to Other Investors or third parties which are more favorable than or inconsistent with the rights granted hereunder, or (b) enter into any agreement, take any action, or permit any change to occur, with respect to its securities, that violates or subordinates the rights expressly granted to Purchaser in this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

LIBERTY BROADBAND CORPORATION

By:	/s/ Craig Troyer
	Name:	Craig Troyer
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

QUANTUM PARTNERS LP

By: QP GP LLC, its general partner

By:	/s/ Thomas L. O’Grady
	Name:	Thomas L. O’Grady
	Title:	Attorney-in-Fact

[Signature Page to Registration Rights Agreement]

EXHIBIT A

Form Of Agreement Counterpart For A Permitted Transferee

Agreement Counterpart for Permitted Transferee (this “Agreement”), dated the date indicated below (the “Effective Date”), between Quantum Partners LP, a Cayman Islands exempted limited partnership (“Purchaser”) and the Permitted Transferee named below.

Reference is made to the Registration Rights Agreement (the “Registration Rights Agreement”) made and entered into as of May 18, 2016, by and between Liberty Broadband Corporation, a Delaware corporation (the “Company”), and Purchaser.  All terms used but not otherwise defined herein have the meanings set forth in the Registration Rights Agreement.

1.                                      Assignment and Assumption.  Effective as of the Effective Date, Purchaser hereby assigns, transfers and conveys to  Permitted Transferee all rights, benefits, liabilities and obligations applicable to Purchaser under the Registration Rights Agreement as to the number of Registrable Securities indicated beneath the signature of Permitted Transferee below, and  Permitted Transferee hereby accepts and assumes such rights, benefits, liabilities and obligations and agrees to be bound thereby and to perform such obligations as if Permitted Transferee had originally executed and delivered the Registration Rights Agreement.

2.                                      No Greater Rights.  If Purchaser is selling or transferring to Permitted Transferee less than all of Purchaser’s Registrable Securities, Permitted Transferee acknowledges and agrees that Purchaser and Permitted Transferee shall have no greater rights collectively than Purchaser had individually pursuant to this Agreement prior to the execution and delivery of this Agreement.

3.                                      Third Party Beneficiary.  The Company is an express third party beneficiary of this Agreement.

Dated:	QUANTUM PARTNERS LP

By:
Name:
Title:

PERMITTED TRANSFEREE
Name:
Address:

By:
Name:
Title:

Number of Registrable Securities: